FILED PURSUANT TO RULE 497(e)
                                  March 3, 1997



Dear GMO Client:

         A printing error was discovered in the GMO Trust Prospectus dated December 1, 1996. Accordingly, the two paragraphs under the heading Certain Risks of Foreign Investments -- Emerging Markets on page 52 are amended and restated as follows:

         Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.




                                       -2-
                                                                   March 3, 1997

         In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

         We apologize for any inconvenience this may have caused.



                                          Grantham, Mayo, Van Otterloo & Co. LLC